SCOUT INVESTMENTS

Scout Emerging Markets Fund (the "Fund")

Supplement dated May 30, 2017 to the Summary Prospectus dated October 31, 2016, as supplemented

Upon the recommendation of Scout Investments, Inc., the Scout Funds Board of Trustees has adopted a Plan of Liquidation to cease operations and liquidate the Fund.  The liquidation is expected to be completed on or about June 29, 2017 (the "Liquidation Date").

The Fund will be closed to new investors effective May 30, 2017.  After May 30, 2017, if you sell all of the Fund's shares in your account, you will not be able to buy additional shares of the Fund.  Shareholders may sell Fund shares or exchange Fund shares for shares of other Scout Funds at any time prior to the Liquidation Date.  Procedures for selling or exchanging your shares are contained in the "Selling Shares" and "Exchanging Shares" sections of the Fund's Prospectus.  A sale or exchange of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  Any shareholders that have not sold or exchanged their shares of the Fund prior to the Liquidation Date will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.

All holdings in the Fund's portfolio are being converted into cash or cash equivalents or otherwise liquidated.  The Fund will recognize gain or loss on the sale of its portfolio securities.  In preparation for the liquidation, the Fund's assets may be invested entirely in money market instruments and/or held in cash. In this regard, the Fund will no longer be investing according to its investment objective.

On the Liquidation Date, all remaining shareholders will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts, the liquidation will be considered a taxable transaction, and such shareholders may recognize a gain or loss for federal income tax purposes measured by the difference in the amount that the shareholder receives in the liquidation and his/her tax basis in the shares surrendered in the liquidation. Shareholders also may be subject to state, local or foreign taxes on any liquidation proceeds received.  Shareholders should consult their tax advisers regarding the effect of the Fund's liquidation in light of their individual circumstances.

You should keep this Supplement for future reference. Additional copies of the Summary Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Investments